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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     February 14, 2000
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                                 flightserv.com
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             (Exact name of registrant as specified in its charter)



   Delaware                          1-8662                        23-2265039
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(State or other             (Commission File Number)             (IRS Employer
jurisdiction of                                                  Identification
incorporation)                                                      Number)


3343 Peachtree Road, N.E., Suite 530, Atlanta, Georgia 30326
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(Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code:   (404) 869-2599
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On February 14, 2000, the Audit Committee of the Registrant's Board of Directors determined to engage Ernst & Young LLP ("EY") as the Registrant's independent public accountants for fiscal year 2000. In connection with the engagement of EY, the independent public accountants previously engaged by the Registrant, Jones and Kolb, were dismissed.

         Jones and Kolb's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with Jones and Kolb on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Jones and Kolb, would have caused it to make a reference to the disagreement in connection with its reports.

         During the Registrant's two most recent fiscal years and the subsequent interim periods preceding Jones and Kolb's dismissal:

         (i) Jones and Kolb has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

         (ii) Jones and Kolb has not advised the Registrant that information has come to its attention that has led it to no longer be able to rely on management's representations or that has made it unwilling to be associated with the financial statements prepared by management;

         (iii) Jones and Kolb has not advised the Registrant (a) of the need to expand significantly the scope of its audit, or that information has come to its attention, during the two most recent fiscal years and the subsequent interim periods preceding the dismissal, that if further investigated may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or
                  (ii) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements or, (b) that due to its dismissal, or for any other reason, it did not so expand the scope of its audit or conduct such further investigation;

         (iv) Jones and Kolb has not advised the Registrant that (a) information has come to the its attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to its satisfaction, would

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                  prevent it from rendering an unqualified audit report on those financial statements) or (b) due to its dismissal, or for any other reason, the issue has not been resolved to its satisfaction prior to its dismissal.

         The Registrant has been advised by EY that neither the firm nor any of its associates has any material relationship with the Registrant or any affiliate of the Registrant. During the Registrant's two most recent fiscal years and the subsequent interim periods prior to engaging EY, the Registrant has not consulted EY regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, for which advice was provided that EY concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Regulation S-K
Item 304) or a reportable event (as described in paragraph (a)(1)(v) of Regulation S-K, Item 304).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         16.1     Letter from Jones and Kolb dated February 17, 2000.

         99.1     Press Release




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            flightserv.com
                            (Registrant)


                            By:      /s/ WILLIAM L. WORTMAN
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                                     William L. Wortman
                                     Vice President and Chief Financial Officer


Dated as of  February 17, 2000